Exhibit 10.39

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

CONTRACTUAL CHANGE CONTROL NOTE

IN ACCORDANCE WITH CONTRACT NO. 8006340 (the “Contract”)

BETWEEN  BRITISH TELECOMMUNICATIONS PLC (“BT”), AND VIRTUSA UK LTD (“the Supplier”)

BT CONTRACT No: 8006340

PART A — CHANGE REQUEST INFORMATION

CCN NUMBER: 014	AUTHORISED BUYER: STEVE NEWLAND

DATE RAISED: 1ST APRIL 2016	TYPE OF SERVICE: STRADA FRAMEWORK CONTRACT AND WORK PACKAGES

PO Number: TBA	VIRTUSA CONTACT: Ketan Somani

PART B — SUMMARY

•                  SUMMARY OF CHANGE REQUEST (1-2 SENTENCES):

•                  The term of the Strada Framework Contract No. 8006340 between BT and the Supplier is extended from 1st April 2016 until 31st March 2018.

•                  The Time and Materials Rate Card at Exhibit C to Appendix 1 of Schedule 2 of the Contract is replaced with the revised rates at Appendix A to this Contractual Change Control Note.  The revised rates apply to all relevant Work Packages (excluding Fixed Price Work Packages) with effect from1st April 2016 and remain valid until 31st March 2018.

•                  REASON FOR CHANGE (1-2 SENTENCES):

•                  Extension of BT’s Strada Framework Contract with Virtusa from 1st April 2016 to 31st March 2018

PART C — FINANCIAL DETAILS

The Time and Materials Rate Card at Exhibit C to Appendix 1 of Schedule 2 of the Contract is replaced with the revised rates at Appendix A to this Contractual Change Control Note.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

PART D — FULL DETAILS AND SCOPE OF CHANGE

DETAILED CHANGE REQUEST:

•                  THE STRADA CONTRACT  BETWEEN BT AND THE SUPPLIER IS BEING EXTENDED AS ABOVE STARTING 1ST APRIL 2016 UNTIL 31ST MARCH 2018

•                  The Time and Materials Rate Card at Exhibit C to Appendix 1 of Schedule 2 of the Contract is replaced with the revised rates at Appendix A to this Contractual Change Control Note (“Rate Card”).  The revised rates apply to all relevant Work Packages with effect from 1st April 2016 and remain valid until 31st March 2018 (“Term”).

•                  THE FOLLOWING TERMS AND CONDITIONS APPLY TO THE RATE CARD:

•                  For Existing Work (as defined below), all resources (even those based in or billing from [****]) shall bill and be invoiced at the [********] during the Term.

•                  For New Work (as defined below) only, resources billing [*********] shall bill at the [**********].

•                  “Existing Work” shall mean projects Supplier has been engaged on or is engaged on as of March 31, 2016 and any extensions, modifications, or continuances of such projects.  “New Work” shall mean a new project Supplier has not been engaged on, and excludes Existing Work.  In order for a Work Package to constitute New Work, the Work Package must state in writing that it constitutes a “New Work” Work Package.

•                  Effective April 1, 2016, [**********] shall apply.

PART E — CHANGE REQUEST APPROVAL

AGREED BY BRITISH TELECOMMUNICATIONS PLC	SIGNATURE: Signature of BT PLC representative	Signature:	/s/ Steve Newland	DATE:	3/15/16

Email: steve.newland@bt.com

Title: Senior Procurement Manager

AGREED BY VIRTUSA UK LIMITED	SIGNATURE: Signature of Virtusa UK Limited representative	Signature:	/s/ Shanaka Jayawardena	DATE:	3/16/16

Email: shanaka@virtusa.com

Title: Finance Director

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

CCN EFFECTIVE DATE:	1ST APRIL 2016

CONTRACT NO. 8006340

CCN NUMBER: 014

APPENDIX A

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

SFIA Skill Set				Rates
CATEGORY	SUB - CATEGORY	SKILL	SFIA #	[*****] [***]		[*******] [****]		[*******] [*******]
Service Delivery	Operation	Application & Systems Support	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Systems Testing	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Programming /SD	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Systems Testing	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Service Delivery	Operation	Application & Systems Support	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Programming /SD	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Quality Management	Quality Assurance	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Systems Testing	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Programming /SD	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Business Analysis	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Technical Authority	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Systems Design	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Quality Management	Quality Assurance	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Project Management	Project Management	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Business Analysis	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Technical Authority	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Service Delivery	Operation	Database Administration	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Systems Design	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Quality Management	Quality Assurance	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Project Management	Project Management	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Business Analysis	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Development & Implementation	Systems Development	Technical Authority	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Strategy & Planning	Technical S&P	Systems Architecture	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Project Management	Programme Management	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Project Management	Project Management	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Management & Administration	Project Management	Programme Management	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Strategy & Planning	Advice and Guidance	Consultancy	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Strategy & Planning	Advice and Guidance	Technical Specialism	[**]	[**]	[**]	[**]	[**]	[**]	[**]